UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 20, 2019

CINCINNATI BANCORP
(Exact Name of Registrant as Specified in its Charter)

Federal	000-55529	47-4931771
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6581 Harrison Avenue, Cincinnati, Ohio		45247
(Address of Principal Executive Offices)		(Zip Code)

(513) 574-3025
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ⌧

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ◻

Item 5.07.      Submission of Matters to a Vote of Security Holders.

On December 20, 2019, Cincinnati Bancorp (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”).  The final vote results on each matter submitted to a vote of stockholders are as follows:

1.
Proposal to approve a Plan of Conversion and Reorganization, whereby CF Mutual Holding Company will convert and reorganize from the mutual holding company structure to the stock holding company structure:

Including Votes Cast by CF Mutual Holding Company:

For	Against	Abstain	Broker Non-Votes

1,548,738	2,375	1,409	1,500

Excluding Votes Cast by CF Mutual Holding Company:

For	Against	Abstain	Broker Non-Votes

539,769	2,375	1,409	1,500

2.
Proposal to approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient proxies at the time of the Special Meeting to approve the Plan of Conversion and Reorganization:

For	Against	Abstain	Broker Non-Votes

1,548,019	3,549	909	1,500

3.
Informational proposal to approve a provision in the Articles of Incorporation of Cincinnati Bancorp, Inc. requiring a super-majority vote of stockholders to approve certain amendments to the Articles of Incorporation:

For	Against	Abstain	Broker Non-Votes

1,422,332	129,281	909	1,500

4.
Informational proposal to approve a provision in the Articles of Incorporation of Cincinnati Bancorp, Inc. requiring a super-majority vote of stockholders to approve stockholder-proposed amendments to the Bylaws of Cincinnati Bancorp, Inc.:

For	Against	Abstain	Broker Non-Votes

1,422,232	129,381	909	1,500

5.
Informational proposal to approve a provision in the Articles of Incorporation of Cincinnati Bancorp, Inc. to limit the voting rights of shares beneficially owned in excess of 10% of the outstanding voting stock of Cincinnati Bancorp, Inc.:

For	Against	Abstain	Broker Non-Votes

1,432,246	120,367	1,409	-0-

Item 8.01.	Other Events.

On December 20, 2019, the members of CF Mutual Holding Company, the mutual holding company parent of the Company, approved the Plan of Conversion and Reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BANCORP
DATE: December 20, 2019	By:	/s/ Joseph V. Bunke
Joseph V. Bunke
President